UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
September 27, 2023
Date of Report (Date of earliest event reported)
The Duckhorn Portfolio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40240	81-3866305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 Dowdell Lane
Saint Helena, CA 94574
(Address of principal executive offices) (Zip Code)
(707) 302-2658
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NAPA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On September 27, 2023, The Duckhorn Portfolio, Inc. (the “Company”) issued a press release announcing its financial results for its fourth quarter and year ended July 31, 2023. On September 27, 2023, the Company also made a presentation to investors, which includes supplemental information relating to the Company’s financial results for its fourth quarter and year ended July 31, 2023. Copies of the press release and presentation are being furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 2.02.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated September 27, 2023
99.2	Presentation dated September 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Duckhorn Portfolio, Inc.

Date: September 27, 2023	By:	/s/ S.B.A. Sullivan
Sean Sullivan
Executive Vice President, Chief Strategy and Legal Officer